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                                                                   EXHIBIT 10.46

                 CROSS CONVEYANCE AND JOINT OWNERSHIP AGREEMENT

     This Joint Ownership Agreement (this "Agreement"), dated March 4, 2005 is entered into between LSI Title Company, a California corporation ("LSI") and Rocky Mountain Support Services, Inc., an Arizona corporation ("RMSS"). Each of LSI and RMSS shall hereinafter be referred to as a "Party" and, collectively, as the "Parties."

     WHEREAS, LSI has been developing software known between the Parties as eLenderSolutions as more particularly described on Exhibit A
("eLenderSolutions");

     WHEREAS, RMSS and LSI have each paid for a portion of the development of eLenderSolutions;

     WHEREAS, the Parties believe that it is in their respective interests to share in ownership of eLenderSolutions;

     NOW THEREFORE, in consideration of the mutual covenants and the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties, intending to be legally bound hereby, agree as follows:

1.   Grant of Ownership.

     1.1 Each of LSI and RMSS grants, conveys, assigns and sets over to the other, and each of LSI and RMSS accepts from the other, any and all rights that each has in eLenderSolutions, such that both LSI and RMSS have an undivided interest in and are joint owners of all right, title and interest, including copyrights, in and to eLenderSolutions and any related documentation held by either of them heretofore.

     1.2 Notwithstanding the undivided half interests of LSI and RMSS in eLender Solutions, the Parties shall have no duty of accounting to one another with regard to revenue derived from any license, transfer or other transaction involving eLender Solutions. Subject to Section 4 herein, either party may license or otherwise exploit eLender Solutions in any manner it sees fit and need not obtain consent from the other party to do so, and the parties shall cooperate with one another in filing for or registering with any relevant governmental authority any proprietary rights, including without limitation copyrights, in eLender Solutions, and shall execute reasonably promptly any documents or consents necessary for such filings or registrations, provided that any such filings or registrations indicate joint ownership by the parties of eLender Solutions.

2.   Development.

     2.1 The Parties agree to conduct good faith negotiations to enter into a joint development agreement for eLenderSolutions (a "Joint Development Agreement").


                                        1

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3.   Delivery.

     3.1 Each Party must deliver a copy of the version of eLenderSolutions in their possession as of the date of this Agreement, including all source code, object code and related documentation, to the other Party within ten (10) days following a written request by the other Party for such delivery.

4.   Confidentiality.

     4.1 eLenderSolutions and any related documentation are the confidential and proprietary property of both RMSS and LSI and, subject to any contrary position in a Joint Development Agreement as effective (if at all), neither Party shall disclose such confidential and proprietary information to any third party, other than to (a) third party consultants and developers under written obligations of nondisclosure comparable to those herein, (b) competent regulators, auditors or attorneys of the receiving Party after having been given notice of its confidential nature, or (c) pursuant to enforceable judicial process or other legal compulsion.

5.   Further Assurances.

     5.1 Upon request of either Party, the other shall take such actions and execute and deliver such documents as may be reasonably requested to record, perfect, register, or otherwise memorialize the allocation of title in intellectual property contemplated herein, at the expense of the requesting Party.

6.   Notices.

     6.1 Except as otherwise provided under this Agreement, all notices, demands or requests or other communications required or permitted to be given or delivered under this Agreement shall be in writing and shall be deemed to have been duly given when received by the designated recipient. Written notice may be delivered in person or sent via reputable courier service and addressed as set forth below:

          If to RMSS:     Rocky Mountain Support Services, Inc.
                          601 Riverside Avenue
                          Jacksonville, FL 32204
                          Attn: President

          with a copy to: Rocky Mountain Support Services, Inc.
                          601 Riverside Avenue
                          Jacksonville, FL 32204
                          Attn: General Counsel

          If to LSI:      LSI Title Company
                          17911 Von Karman Ave.
                          Irvine, CA 92614
                          Attn: President

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          with a copy to: Fidelity National Information Services, Inc.
                          601 Riverside Avenue
                          Jacksonville, FL 32204
                          Attn: General Counsel

     6.2 The address to which such notices, demands, requests, elections or other communications are to be given by either Party may be changed by written notice given by such Party to the other Party pursuant to this Section.

7.   Miscellaneous.

     7.1 This Agreement shall be governed by, and construed in accordance with, the laws of California. The Parties hereby submit to the personal jurisdiction of the state and federal courts in the State of California for the purpose of adjudication of all matters arising hereunder or relating hereto which may be the subject of litigation between the Parties.

     7.2 This Agreement constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes and integrates all prior and contemporaneous agreements, representations and understandings of the Parties, oral and written, pertaining to the subject matter hereof. No supplement, modification or amendment of this Agreement shall be binding unless in a writing executed by both Parties. Notwithstanding the foregoing, at any time prior to the Sale of FMS or any offering and sale to the public of any shares or equity securities of FNIS or any of its Subsidiaries pursuant to a registration statement in the United States, this Agreement may not be amended without the prior written consent of Thomas H. Lee Equity Fund V, L.P. ("THL") and TPG Partners III, L.P. ("TPG") if such amendment would affect any of Section 1, Section 2, Section 3 or Section 5, in any manner materially adverse to the consolidated business activities of the FNIS Group (defined below), taken as a whole, or FNIS Group's costs of doing business, viewed on a consolidated basis, provided that in no event shall any change to the schedules hereto require such prior written consent unless such change would materially and adversely affect in any manner FNIS Group's consolidated business activities, taken as a whole, or FNIS Group's costs of doing business, viewed on a consolidated basis, and provided, further, that in no event shall the amendment provisions set forth in this Section 7.2 be amended or modified without the consent of THL and TPG. THL and TPG are intended third party beneficiaries of this Agreement solely with respect to this Section 7.2. "FNIS Group" means FNIS, Subsidiaries of FNIS, and each Person that FNIS directly or indirectly controls (within the meaning of the Securities Act) immediately after the Effective Date, and each other individual, a partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization, governmental entity or department, agency, or political subdivision thereof that becomes an Affiliate of FNIS after the Effective Date. "Sale of FNIS" means an acquisition by any Person (within the meaning of Section 3(a)(9) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act") and used in Sections 13(d) and 14(d) thereof ("Person")) of Beneficial Ownership (within the meaning of Rule 13d-3 under the Exchange Act) of 50% or more of either the then outstanding shares of FNIS common stock or the combined voting power of the then outstanding voting securities of FNIS entitled to vote generally in the election of directors; excluding, however, the following:

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          (i) any acquisition directly from FNIS, other than an acquisition by virtue of the exercise of a conversion privilege unless the security being so converted was itself acquired directly from FNIS or (ii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by FNIS or a member of the FNIS Group.

     7.3 Headings used herein are for the convenience of the Parties and shall not be deemed part of the Agreement or used in its construction.

     7.4 This Agreement may not be assigned by either of the Parties without the prior written consent of the other Party. This Agreement is binding on the successors and assigns of each Party.

     7.5 Nothing herein is intended to create, and shall not be asserted or construed to create, a joint venture, partnership or agency of any nature between the Parties. Except as specifically set forth herein, each Party assumes sole and full responsibility for its acts and the acts of its directors, officers, employees, agents and affiliates. Neither Party has any authority to make commitments or enter into contracts on behalf of, bind, or otherwise obligate the other Party in any manner whatsoever except as specifically set forth herein.

          IN WITNESS WHEREOF, the Parties have duly executed this Agreement as of the date first written above.

ROCKY MOUNTAIN SUPPORT SERVICES, INC.   LSI TITLE COMPANY


By: /s/ Peter T. Sadowski               By: /s/ Michael L. Gravelle
    ---------------------------------       ------------------------------------
Print: Peter T. Sadowski                Print: Michael L. Gravelle
Title: Vice President                   Title: Senior Vice President
Date: March 4, 2005                     Date: March 4, 2005